THE GABELLI GROWTH FUND

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

 Morningstar rating(TM) of The Gabelli Growth Fund was 5 stars overall and for the three year period ended 12/31/98 among 2802 domestic equity funds, and for the five and ten year periods ended 12/31/98 among 1702 and 732 domestic equity funds, respectively.

                                 [PHOTO]
                                Howard Ward

TO OUR SHAREHOLDERS,

     The fourth quarter of 1998 was full of nostalgia. In the political arena, Senator John Glenn climbed back into the cockpit of a rocket and circled the globe with the greatest of ease. Princeton's favorite Tiger, Bill Bradley, re-launched his political career by announcing a run for the White House. Should he ultimately win his party's nomination, he may face a Bush or a Dole, although now it is Junior and the Mrs. Then there was Operation Desert Fox, the sequel to Operation Desert Storm. Sequels are never as good as originals.

     In sports, we had the New York Jets, in their retro uniforms, return to glory under the command of good old Bill "The Tuna" Parcells. Dan Reeves, coach of the Atlanta Falcons, is back at the top of his game, returning to the Super Bowl for the first time in 10 years. And then there was Doug Flutie's magnificent return to the NFL. How can anybody not like this man? Of course, speaking of comebacks, consider Major League Baseball. Excited by the home run derby between Mark McGwire and Sammy Sosa, baseball experienced a revival of sorts. Even Marv Albert is back on the air with his biting commentary.

-------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

                                                           Quarter
                                       ----------------------------------------------
                                        1st        2nd           3rd          4th             Year
                                       ------    ------         ------       ------           ------
  1998: Net Asset Value.............   $32.32     $33.37        $28.54        $35.40          $35.40
        Total Return................    12.9%       3.2%        (14.5)%        30.2%           29.8%
-------------------------------------------------------------------------------------------------------------------
  1997: Net Asset Value.............   $24.50     $29.25        $33.41        $28.63          $28.63
        Total Return................     1.5%      19.4%         14.2%          3.1%           42.6%
-------------------------------------------------------------------------------------------------------------------
  1996: Net Asset Value.............   $23.75     $24.34        $25.35        $24.14          $24.14
        Total Return................     7.2%       2.5%          4.1%          4.4%           19.4%
-------------------------------------------------------------------------------------------------------------------
  1995: Net Asset Value.............   $20.86     $22.99        $24.91        $22.16          $22.16
        Total Return................     6.0%      10.2%          8.4%          4.9%           32.7%
-------------------------------------------------------------------------------------------------------------------
  1994: Net Asset Value.............   $21.90     $21.23        $22.58        $19.68          $19.68
        Total Return................    (5.8)%     (3.1)%         6.4%         (0.5)%          (3.4)%
-------------------------------------------------------------------------------------------------------------------
  1993: Net Asset Value.............   $21.71     $21.84        $23.43        $23.26          $23.26
        Total Return................     0.6%       0.6%          7.3%          2.5%           11.3%
-------------------------------------------------------------------------------------------------------------------
  1992: Net Asset Value.............   $20.27     $19.72        $20.50        $21.59          $21.59
        Total Return................    (4.7)%     (2.7)%         4.0%          8.5%            4.5%
-------------------------------------------------------------------------------------------------------------------
  1991: Net Asset Value.............   $18.18     $18.02        $19.51        $21.28          $21.28
        Total Return................    11.7%      (0.9)%         8.3%         12.0%           34.3%
-------------------------------------------------------------------------------------------------------------------
  1990: Net Asset Value.............   $16.74     $17.80        $15.75        $16.27          $16.27
        Total Return................    (1.9)%      6.3%        (11.5)%         6.2%           (2.0)%
-------------------------------------------------------------------------------------------------------------------
  1989: Net Asset Value.............   $13.99     $15.73        $17.46        $17.07          $17.07
        Total Return................    10.6%      12.4%         11.0%          1.5%           40.1%
-------------------------------------------------------------------------------------------------------------------
  1988: Net Asset Value.............   $10.87     $12.40        $12.71        $12.65          $12.65
        Total Return................    16.1%      14.1%          2.5%          2.5%           39.2%
-------------------------------------------------------------------------------------------------------------------
  1987: Net Asset Value.............       --     $10.84        $11.28         $9.51           $9.51
        Total Return................       --       8.4%(b)       4.1%        (15.7)%          (4.9)%(b)
-------------------------------------------------------------------------------------------------------------------



Average Annual Returns - December 31, 1998 (a)
----------------------------------------------
  1   Year ......................... 29.8%
  5   Year ......................... 23.2%
  10  Year ......................... 19.8%
  Life of Fund (b) ................. 19.4%



                        Dividend History
---------------------------------------------------------------------

Payment (ex) Date          Rate Per Share          Reinvestment Price
-----------------          --------------          ------------------
December 28, 1998             $1.745                     $35.15
December 30, 1997             $5.790                     $28.58
December 31, 1996             $2.324                     $24.14
December 29, 1995             $3.960                     $22.16
December 30, 1994             $2.790                     $19.68
December 31, 1993             $0.760                     $23.26
December 31, 1992             $0.646                     $21.59
December 31, 1991             $0.573                     $21.28
December 31, 1990             $0.460                     $16.27
December 29, 1989             $0.654                     $17.07
December 30, 1988             $0.377                     $12.65
January 4, 1988               $0.152                      $9.58



(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE GABELLI GROWTH FUND AND THE S&P 500 INDEX
                                    [GRAPH]



     Popular culture looked back to the future as well. Bell bottom pants are in - sort of. The Volkswagen Beetle is back although now the engine is in the front. Tom Wolfe of Bonfire of the Vanities fame finally finished his new tome, A Man In Full. War movies are back, led by Saving Private Ryan. Tom Brokaw is right. The men and women who served and supported freedom in World War II were of special character. We worry about the Dow, they worried about surviving. They are the Greatest Generation. My father served as a captain in the U.S. Army in the European theater during the war. My father-in-law served as a Captain in the U.S. Navy in the North Atlantic and North Sea. My mother's brother was a lieutenant in the Navy and served on a destroyer in the South Pacific. There are many families like ours, where men and women served and returned home without serious injury. We have nothing but compassion for the families that were less fortunate. We salute all of you that have served our country in uniform, whether in Europe, the South Pacific, Korea, Vietnam, Grenada, Panama or, more recently, the Middle East.

     While 1998 will be remembered as the year the masses discovered the Internet, it was also a year when some of America's original blue chip companies reasserted themselves in the marketplace and in the stock market. Congratulations to IBM (and Lou Gerstner) for its success in services, electronic commerce and personal computers. The quick improvement of fortunes at AT&T is the work of Michael Armstrong as he has single-handedly turned that battleship around. Impressive. Finally, Apple is back. With the return of Steve Jobs, Apple launched the iMAC personal computer and it quickly became the best selling PC in the market. It is difficult for an analyst to quantify the value of a Lou Gerstner, Michael Armstrong or Steve Jobs, but they are clearly valuable assets and special people.

INVESTMENT PERFORMANCE

     For the fourth quarter ended December 31, 1998, The Gabelli Growth Fund's (the "Fund") total return was 30.2%. The Lipper Analytical Services Growth Fund Average and Standard and Poor's ("S&P") 500 Index had returns of 22.6% and 21.4%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 29.8% for 1998. The Lipper Growth Fund Average and S&P 500 rose 22.9% and 28.7%, respectively, over the same twelve month period.

     For the ten year period ended December 31, 1998, the Fund's total return averaged 19.8% annually versus average annual total returns of 16.7% and 19.2% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through December 31, 1998, the Fund had a cumulative total return of 704.3%, which equates to an average annual return of 19.4%. Our direct shareholders total 62,843 and net assets are $1.865 billion as of December 31, 1998.

ECONOMIC BACKGROUND

     Federal Reserve Board Chairman Alan Greenspan's three quick interest rate easing moves, all within a two month span, worked magic on the psychology of the markets and the economy by stimulating borrowing, lending and risk taking. We appear to have dodged the feared recession. We are enjoying the lowest unemployment rate since 1970. Simultaneously, we have the lowest interest rates since 1967. This is not supposed to happen. Keynesian economists believe in something called the Phillips Curve: the Phillips Curve says there is an inverse relationship between unemployment and inflation. It states that inflation should rise as unemployment falls. For years, Arthur Laffer, a supply side economist, has said this is not true. Right now, he looks pretty smart.

     As of January 1, 1999, the current U.S. economic expansion set a postwar peacetime record of 93 months. The U.S. economy is continuing to grow at a real Gross Domestic Product ("GDP") rate of 2.0% or better. The information and technology industries are the engines of growth as the more cyclical basic industry and manufacturing sectors contract somewhat. According to Business Week magazine, 37% of new jobs in 1998 came from information related service industries, versus 15% just three years ago. Problems include Asia and Latin America which are likely to crimp U.S. exports. Capital spending may slow as well, given some softness in utilization rates. On a more positive note, consumers taking advantage of lower interest rates to refinance mortgages have more cash in their pockets. Furthermore, we might see Congress cut taxes this year due to the rising budget surplus - another plus for consumers. Finally, there is an outside chance that interest rates could decline further, given the lack of inflation and reduced levels of government debt issuance. With near record low unemployment, low mortgage rates, a possible tax cut and some shot at still lower interest rates, consumers will keep spending. Since consumer spending represents two-thirds of GDP, we caution against being too negative on the subject of economic growth in 1999, at least in the U.S.

THE STOCK MARKET

     The NBA players were locked out this Fall and nobody noticed. Basketball fans discovered the stock market. They had so much fun investing online in AOL, Amazon.com, and E-Bay that Patrick Ewing may need a Visa card to get into the Garden. The action is at the corner of Broad and Wall, home of the New York Stock Exchange, and not at 34th and Eighth Avenue, home of Madison Square Garden. Michael Jordan decided investing online was easier than banging the boards with The Mailman (e-mailman?). He retired. Indeed, the S&P 500 has compounded at approximately a 30% rate over the last four years (The Gabelli Growth Fund did a little better). Why work? Who needs a job? Of course, it is a market of stocks and most mutual funds fared worse than the popular averages. All stocks are not created equal. The high returns have generally been the exclusive domain of the domestic, large cap growth stocks. This will not always be the case. There is a cyclicality to returns that has been absent of late. It may be hard to believe at this juncture, but there are years when value investors outperform growth investors. Sometimes, small caps beat large caps. We even feel compelled to confess that we have seen years when foreign stocks beat our dollar denominated friends. Stranger things have happened.

     Some people regard the excitement over Internet stocks as strange. In reality, the Internet stocks represent a speculative bubble. It is a classic mania. They happen every so often and this is a wild one that has gone farther than most. It has the look and feel of the "Nifty Fifty" era which peaked in 1972. The glamorous growth stocks of that era included IBM, Xerox, Polaroid, Eastman Kodak and Avon Products. It took a period of years for some of those stocks to reach new highs after peaking in 1972 (and losing much of their market value during 1973 and 1974). In a few cases, it took over twenty years. The "Nifty Nets", as some refer to them, represent the latest Gold Rush. In my opinion, some of last year's hot Internet Initial Public Offerings ("IPOs") are highly flammable.

     Obviously, we believe valuations matter. We expect a number of Internet stocks to blow up. This will have an impact on the technology sector at large but may not doom the overall market. In the time line of history this is a sweet spot for investors. Just as inflation encourages spending, lack of inflation stimulates saving. We have savings galore thanks to aging baby boomers who are earning more and spending less (regardless of what the poorly constructed government statistics say). This new and large class of capitalists have become stock market wise having grown up with the bull market that really started in August of 1982.

     Helping to fuel the ongoing rally is corporate prosperity. After all, earnings drive share prices. This record breaking peacetime expansion is being aided by the technology revolution. No company has been more prosperous than Microsoft, the leader of the revolution, which is now the most valuable company in the world in stock market terms. Leading technology companies sell products that allow other companies to be more productive. This process enriches the buyer, the seller and both sets of shareholders. The robust stock price performance of many technology companies last year was no random walk. The leaders like Microsoft, Cisco Systems, Lucent Technologies, IBM and Intel are like

300 pound offensive linemen. This is the business equivalent of power football. Good luck pushing these behemoths off the line of scrimmage. Importantly, the emergence of global markets enhances the story further. These markets are massive (292 million people in the European Union vs. 268 million in the U.S.) and rich with opportunity. American companies, not just technology companies, are more than well represented among the leaders. The belt popping waistlines of the 300 pound linemen act like an expanding cushion to the popular stock market averages such as the S&P 500.

     Support for stocks can also be found in the record level of mergers and acquisitions in 1998. Apparently, big is in. You need size to compete in a world of power football. Announced deals worldwide hit $2.5 trillion in 1998, up 54% from 1997. In the U.S., announced deals reached $1.6 trillion, an increase of 78% from the previous year. If you want global reach, clout with your suppliers and customers and want to jump-start your earnings, merge. No one is too big to buy at this point. Last year's announced mega-mergers included Exxon and Mobil, Citicorp and Travelers, NationsBank and BankAmerica, Daimler Benz and Chrysler, British Petroleum and Amoco, Bell Atlantic and GTE, AT&T and Tele-Communications Inc., SBC Communications and Ameritech, Norwest and Wells Fargo and BancOne and First Chicago NBD. The Fortune 500 is about to become the Fortune 5. Were it not for that long forgotten third quarter market meltdown, IPOs would have set a record too. As it was, IPOs raised about $35 billion, 10% below 1997's $39 billion rate and 29% below the 1996 record of $49.5 billion. It looks like the investment bankers can still put steak on the table. There was no shortage of liquidity for stocks last year.

PORTFOLIO HIGHLIGHTS

     The fourth quarter was wild. We aggressively moved to take advantage of depressed technology stock prices early in the quarter. Significant additions were made to existing holdings of Microsoft, Cisco Systems, Lucent Technologies, Intel, EMC and Dell Computer. What's more, we initiated important new commitments in IBM and Texas Instruments. Our weighting in pure technology stocks rose from 17% on September 30, 1998 to 25% by year's end. That is our self-imposed maximum limit. Outside of technology, we materially increased holdings of Clear Channel Communications, Rite Aid and Wal-Mart. Other new holdings of meaningful size were Time Warner (entertainment), Omnicom Group (advertising) and Infinity Broadcasting (the radio and outdoor display business of CBS).

     Purchases were funded with the outright sales of Schering Plough (a huge winner), Computer Associates (a modest winner) and our oil service shares (mostly unprofitable). A number of partial sales were arranged as we took some profits from Gillette, Johnson & Johnson, Eli Lilly, Merck, McGraw-Hill and Walgreen. We also trimmed some Tellabs, which rose 72% during the quarter.

     The Fund's strong quarterly performance was powered by holdings such as Charles Schwab (+114%), Tellabs (+72%), Tiffany (+65%), Lowe's (+61%), Lucent Technologies (+59%) and Home Depot (+55%). We must also credit Cisco Systems (+50%), Wal-Mart (+49%), EMC (+48%), Interpublic Group (+48%), Bank of New York (+47%), Merrill Lynch (+41%), PepsiCo (+39%) and Intel (+38%). No one was more surprised at the magnitude of the market's quarterly melt-up than I. Luckily, we were ready for it and participated fully.

LOOKING AHEAD

     This Wall Street soap opera, known as the bull market, has outlasted Dallas, Dynasty and Seinfeld. No one knows how or when the last episode is going to air. The market pundits have been so wrong for so long that they are a tragedy of comic proportions. Listen to them at your peril.

     What we do know is that stocks are not cheap and we should temper our expectations. Earnings are growing for most of the service sector but less so for manufacturing and basic industry companies. In this market of stocks, can the muscle bound Microsofts and General Electrics continue to pull the averages higher? Maybe. Would we be surprised to see the market run out of steam this year? No. However, we continue to caution against timing the market. The market may remain high and "extended" for a long time.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cisco Systems Inc. (CSCO - $92.8125 - Nasdaq) is the undisputed leader in data networking equipment. As such, it is one of the primary beneficiaries of the growth in Local Area Networks ("LANs"), Wide Area Networks ("WANs") and the Internet.

The Home Depot Inc. (HD - $61.1875 - NYSE) is the undisputed leader of the home improvement warehouse retailers. Led by Bernie Marcus and Arthur Blank, the company's founders, Home Depot is testing new store formats which appeal to new markets (smaller stores and upscale furnishings), providing incremental growth to what remains a terrific franchise in do-it-yourself home hardware and supplies. Geographic expansion continues to drive square footage growth as the company increases its presence in the Midwest and continues to penetrate the Northeast. Home Depot has substantial international potential over the long term. The company plans to offer on-line shopping as soon as possible.

Marsh & McLennan Companies Inc. (MMC - $58.4375 - NYSE), with the acquisitions of Johnson and Higgins and Sedgewick, holds the number one position in insurance brokerage. Additionally, the company owns The Putnam Group, the Boston-based asset manager (assets under management exceed $225 billion), and Mercer Group, a leader in employee benefits consulting.

Lucent Technologies Inc. (LU - $110.00 - NYSE) was formerly the research arm of AT&T and known as Bell Labs. AT&T spun-off Bell Labs in 1996 under the Lucent name. The company is a leader in providing voice networking equipment and is strengthening its data networking prospects with the recent announcement to acquire Ascend Communications. The company is benefiting from the strong growth in network traffic capacity requirements as Lucent is a supplier to most of the major telephone companies.

MediaOne Group Inc. (UMG - $47.00 - NYSE) was formerly known as US West Media Group and controlled the cable television operations of telecommunications provider US West. The company is the third largest operator of cable television systems in the U.S. MediaOne Group also owns 25% of Time Warner Entertainment and several foreign cellular telephone properties. We expect the company to be a leader in providing Internet access and cable telephony in addition to traditional cable services.

Mellon Bank Corp. (MEL - $68.75 - NYSE), with the acquisitions in recent years of Dreyfus Corp., The Boston Company and Founders Asset Management, has become a powerhouse in money management services. We believe the rising contribution to earnings from predictable fee sources will enhance the company's valuation. We expect a continuation of Mellon's share repurchase program this year. Current business trends are strong.

Microsoft Corp. (MSFT - $138.6875 - Nasdaq) is the world's leading provider of computer software with a dominant position in personal computer operating systems. The company is a leading provider of application software as well, with such popular programs as OFFICE '97 and Microsoft Word.

Northern Trust Corp. (NTRS - $87.3125 - Nasdaq) is one of a few public asset managers with a strong franchise in the wealth management market. With nearly $200 billion in assets under management and fees generating 65% of income, the bank's stock appears undervalued. Northern Trust is a trophy property within the banking sector.

Sun Microsystems Inc. (SUNW - $85.625 - Nasdaq) is a leading provider of hardware and software for network-based distributed computing systems. While most of the company's revenue is derived from UNIX based workstations and client servers, it is becoming best known for its Java operating software.

Time Warner Inc. (TWX - $62.0625 - NYSE) owns one of the best collections of media assets in the world. In addition to being the largest operator of cable television systems, the company is a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting and other premium and basic cable programs. Time Warner is also a major factor in music and publishing.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     Our mission remains the same. We are charged with building a well-diversified portfolio of America's greatest established growth companies. This approach has led to a compound return of 30.8% over the last four years. Last year was a challenging year for investors and this year may be equally difficult. Let's keep our expectations down and hope to be pleasantly surprised at the millennium.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

     We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,

                               /s/ HOWARD F. WARD, CFA
                                   Howard F. Ward, CFA
                                   Portfolio Manager

January 29, 1999

                          TOP TEN HOLDINGS
                          DECEMBER 31, 1998
                          ------------------
   Home Depot Inc.                              Marsh & McLennan Companies
   Northern Trust Corp.                         Time Warner Inc.
   Cisco Systems Inc.                           Lucent Technologies Inc.
   Microsoft Corp.                              Sun Microsystems Inc.
   Mellon Bank Corp.                            MediaOne Group Inc.



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------
             COMMON STOCKS--99.6%
             BROADCASTING--4.7%
   950,600   CBS Corp.+.....................  $   27,571,836   $   31,132,150
   841,600   Clear Channel Communications         37,722,180       45,867,200
              Inc.+.........................
   365,000   Infinity Broadcasting Corp.+...       7,681,075        9,991,875
                                              --------------   --------------
                                                  72,975,091       86,991,225
                                              --------------   --------------
             BUSINESS SERVICES--4.8%
   330,000   Automatic Data Processing            16,294,823       26,461,875
              Inc. .........................
    60,000   Ceridian Corp..................       3,654,187        4,188,750
   489,050   Interpublic Group of Companies       21,892,432       39,001,737
              Inc. .........................
   292,000   Omnicom Group Inc. ............      15,272,092       16,936,000
    95,000   Young & Rubicam Inc. ..........       2,712,500        3,075,625
                                              --------------   --------------
                                                  59,826,034       89,663,987
                                              --------------   --------------
             CABLE--2.6%
 1,020,000   MediaOne Group Inc.+...........      39,028,859       47,940,000
                                              --------------   --------------
             COMMUNICATIONS EQUIPMENT--7.3%
   680,750   Cisco Systems Inc.+............      31,213,350       63,182,107
   470,000   Lucent Technologies Inc. ......      37,533,315       51,700,000
   305,000   Tellabs Inc.+..................      17,165,220       20,911,563
                                              --------------   --------------
                                                  85,911,885      135,793,670
                                              --------------   --------------
             COMPUTER HARDWARE--7.5%
   320,000   Dell Computer Corp.+...........       9,336,719       23,420,000
   320,000   Hewlett-Packard Co. ...........      22,393,890       21,860,000
   240,000   International Business Machines      38,612,310       44,340,000
              Corp. ........................
   595,000   Sun Microsystems Inc.+.........      22,143,722       50,946,875
                                              --------------   --------------
                                                  92,486,641      140,566,875
                                              --------------   --------------
             COMPUTER SOFTWARE AND SERVICES--10.3%
   335,000   BMC Software Inc.+.............      10,872,161       14,928,437
   670,600   Computer Sciences Corp.+.......      28,110,416       43,211,787
   560,000   EMC Corp.+.....................      28,179,147       47,600,000
   447,000   Microsoft Corp.+...............      40,741,130       61,993,313
   612,000   SunGard Data Systems Inc.+.....      22,149,129       24,288,750
                                              --------------   --------------
                                                 130,051,983      192,022,287
                                              --------------   --------------
             CONSUMER PRODUCTS--2.7%
   429,800   Gillette Co....................      17,752,867       20,764,712
   155,000   Procter & Gamble Co. ..........      11,668,444       14,153,438
   471,000   Ralston Purina Group...........      11,927,370       15,248,625
                                              --------------   --------------
                                                  41,348,681       50,166,775
                                              --------------   --------------
             DIVERSIFIED INDUSTRIAL--4.9%
   285,000   General Electric Co. ..........      24,961,368       29,087,812
   353,000   Honeywell Inc..................      23,745,632       26,585,312
   701,200   Sundstrand Corp................      36,249,882       36,374,750
                                              --------------   --------------
                                                  84,956,882       92,047,874
                                              --------------   --------------
             ELECTRONICS--3.6%
   335,000   Intel Corp.....................      31,964,246       39,718,437
   330,000   Texas Instruments Inc. ........      27,071,373       28,235,625
                                              --------------   --------------
                                                  59,035,619       67,954,062
                                              --------------   --------------
             ENTERTAINMENT--3.7%
   503,000   Disney (Walt) Co. .............      11,402,015       15,090,000
   860,000   Time Warner Inc................      36,903,431       53,373,750
    10,000   Viacom Inc., Cl. B+............         548,200          740,000
                                              --------------   --------------
                                                  48,853,646       69,203,750
                                              --------------   --------------
             FINANCIAL SERVICES--8.0%
   185,500   American International Group          6,114,574       17,923,937
              Inc. .........................
   944,500   Marsh & McLennan Companies           51,051,005       55,194,219
              Inc. .........................
   245,000   Merrill Lynch & Co. ...........      14,982,106       16,353,750
   750,750   Schwab (Charles) Corp. ........      15,458,751       42,182,766
   533,000   T. Rowe Price Associates             15,596,159       18,255,250
              Inc. .........................
                                              --------------   --------------
                                                 103,202,595      149,909,922
                                              --------------   --------------

                                                                   MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------
             FINANCIAL SERVICES: BANKS--10.4%
   740,000   Bank of New York Inc. .........  $   21,770,862   $   29,785,000
   813,000   Mellon Bank Corp. .............      32,231,642       55,893,750
   770,000   Northern Trust Corp. ..........      43,379,525       67,230,625
   579,400   State Street Corp. ............      21,527,917       40,304,513
                                              --------------   --------------
                                                 118,909,946      193,213,888
                                              --------------   --------------
             FOOD AND BEVERAGE--2.3%
   200,000   Coca-Cola Co...................       8,520,813       13,375,000
   337,000   PepsiCo Inc....................       8,852,736       13,795,938
   553,000   Sysco Corp.....................       9,218,165       15,172,938
                                              --------------   --------------
                                                  26,591,714       42,343,876
                                              --------------   --------------
             HEALTH CARE--8.9%
   272,000   Abbott Laboratories............       6,344,738       13,328,000
   310,000   Baxter International Inc. .....      16,732,395       19,936,875
   304,000   Becton Dickinson & Co. ........      11,091,671       12,977,000
   252,000   Bristol-Myers Squibb Co. ......      27,726,373       33,720,750
   147,000   Johnson & Johnson..............       8,634,194       12,329,625
   160,000   Lilly (Eli) & Co. .............      10,721,594       14,220,000
   168,000   Merck & Co. Inc................      17,517,119       24,811,500
   123,000   Pfizer Inc.....................       8,504,608       15,428,813
   249,000   Warner-Lambert Co. ............      11,365,379       18,721,688
                                              --------------   --------------
                                                 118,638,071      165,474,251
                                              --------------   --------------
             PUBLISHING--5.7%
   600,000   Gannett Co. Inc. ..............      30,620,165       39,712,500
   217,000   McGraw-Hill Companies Inc. ....      11,715,279       22,106,875
   768,000   New York Times Co., Cl. A......      22,012,718       26,640,000
   255,000   Tribune Co.....................      10,548,414       16,830,000
                                              --------------   --------------
                                                  74,896,576      105,289,375
                                              --------------   --------------
             RETAIL--12.2%
 1,517,718   Home Depot Inc. ...............      24,493,089       92,865,370
   904,000   Lowe's Companies Inc. .........      31,411,002       46,273,500
   325,000   Rite Aid Corp..................      13,710,563       16,107,813
   517,100   Tiffany & Co...................      23,048,041       26,824,563
   440,000   Wal-Mart Stores Inc. ..........      27,264,250       35,832,500
   176,000   Walgreen Co....................       1,709,613       10,307,000
                                              --------------   --------------
                                                 121,636,558      228,210,746
                                              --------------   --------------
                                               1,278,350,781    1,856,792,563
             TOTAL COMMON STOCKS............
                                              --------------   --------------

PRINCIPAL
  AMOUNT
----------
             U.S. GOVERNMENT OBLIGATIONS--0.4%
$8,036,000   U.S. Treasury Bills, 4.09% to
              4.54%++, due 01/07/99 to
              03/18/99......................        7,980,107        7,982,413
                                               --------------   --------------

             TOTAL INVESTMENTS--100.0%......   $1,286,330,888*   1,864,774,976
                                               ==============

             OTHER ASSETS AND LIABILITIES (NET)--(0.0)%.....          (218,882)
                                                                --------------

             NET ASSETS--100.0%
              (52,671,581 shares outstanding)...............    $1,864,556,094
                                                                ==============

             NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
              PER SHARE.....................................            $35.40
                                                                        ======

         ------------------------

           *  For Federal tax purposes:
              Aggregate cost............................   $1,287,370,751
                                                           ==============
              Gross unrealized appreciation.............   $  577,938,115
              Gross unrealized depreciation.............         (533,890)
                                                           --------------
              Net unrealized appreciation...............   $  577,404,225
                                                           ==============

---------------
 + Non-income producing security.
++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
----------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $1,286,330,888)........................  $1,864,774,976
  Cash.....................................             562
  Dividends receivable.....................       1,009,947
  Receivable for investments sold..........         181,346
  Receivable for capital shares sold.......       4,775,404
                                             --------------
    TOTAL ASSETS...........................   1,870,742,235
                                             --------------
LIABILITIES:
  Payable for Fund shares redeemed.........       3,469,624
  Payable for investment advisory fees.....       1,509,796
  Payable for distribution fees............         377,449
  Payable for custodian fees...............          47,000
  Payable to Trustees......................           2,056
  Other accrued expenses...................         780,216
                                             --------------
    TOTAL LIABILITIES......................       6,186,141
                                             --------------
    NET ASSETS applicable to 52,671,581
      shares outstanding...................  $1,864,556,094
                                             ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par
    value..................................  $      526,716
  Additional paid-in capital...............   1,286,184,261
  Distributions in excess of net realized
    gain on investments and foreign
    currency transactions..................        (598,971)
  Net unrealized appreciation on
    investments............................     578,444,088
                                             --------------
    TOTAL NET ASSETS.......................  $1,864,556,094
                                             ==============
    NET ASSET VALUE, offering and redemption price per
      share ($1,864,556,094 / 52,671,581
      shares outstanding; unlimited number
      of shares authorized of $0.01 par
      value)...............................          $35.40
                                                     ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------

INVESTMENT INCOME:
  Dividends.................................  $ 12,908,009
  Interest..................................     2,797,401
                                              ------------
    TOTAL INVESTMENT INCOME.................    15,705,410
                                              ------------
EXPENSES:
  Investment advisory fees..................    14,542,759
  Distribution fees.........................     3,508,441
  Shareholder services fees.................     1,096,456
  Custodian fees............................       235,178
  Trustees' fees............................        89,000
  Legal and audit fees......................        60,817
  Miscellaneous expenses....................       991,136
                                              ------------
    TOTAL EXPENSES..........................    20,523,787
                                              ------------
    NET INVESTMENT LOSS.....................    (4,818,377)
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions...........    87,865,238
  Net change in unrealized appreciation on
    investments.............................   299,383,776
                                              ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS............................   387,249,014
                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................  $382,430,637
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 1998    DECEMBER 31, 1997
                                                              -----------------    -----------------
OPERATIONS:
    Net investment loss.....................................   $   (4,818,377)       $  (1,809,135)
    Net realized gain on investments and foreign currency
     transactions...........................................       87,865,238          161,959,991
    Net change in unrealized appreciation on investments....      299,383,776          106,084,148
                                                               --------------        -------------
        Net increase in net assets resulting from
        operations..........................................      382,430,637          266,235,004
                                                               --------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income...................................               --              (47,113)
    In excess of net investment income......................               --               (8,321)
    Net realized gain on investments........................      (87,865,238)        (160,337,412)
    In excess of net realized gain on investments...........         (202,354)             (97,442)
                                                               --------------        -------------
        Total distributions to shareholders.................      (88,067,592)        (160,490,288)
                                                               --------------        -------------
SHARE TRANSACTIONS:
    Net increase in net assets from shares of beneficial
     interest transactions..................................      626,207,999          228,835,326
                                                               --------------        -------------
        Net increase in net assets..........................      920,571,044          334,580,042
NET ASSETS:
    Beginning of period.....................................      943,985,050          609,405,008
                                                               --------------        -------------
    End of period...........................................   $1,864,556,094        $ 943,985,050
                                                               ==============        =============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent differences incurred during the year ended December 31, 1998 resulting from different book and tax accounting policies for currency gains and losses and certain distributions received by the Fund are reclassified between net investment income (loss) and net realized gain (loss) on investments at year end. For the year ended December 31, 1998, reclassifications were made to increase undistributed net investment loss for $4,818,377 and decrease distributions in excess of net realized gain on investments and foreign currency transactions for $3,085 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $3,508,441, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $1,098,283,197 and $563,841,299, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1998.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                   DECEMBER 31, 1998                 DECEMBER 31, 1997
                                                             ------------------------------    ------------------------------
                                                                SHARES           AMOUNT           SHARES           AMOUNT
                                                             ------------    --------------    ------------    --------------
Shares sold................................................   31,588,783     $ 992,367,041      29,696,140     $ 857,263,991
Shares issued upon reinvestment of dividends...............    2,299,838        80,836,284       5,734,075       153,468,414
Shares redeemed............................................  (14,188,364)     (446,995,326)    (27,348,725)     (781,897,079)
                                                             -----------     -------------     -----------     -------------
    Net increase...........................................   19,700,257     $ 626,207,999       8,081,490     $ 228,835,326
                                                             ===========     =============     ===========     =============

8. SUBSEQUENT EVENT. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 YEAR ENDED DECEMBER 31,
                                                             ---------------------------------------------------------------
                                                                1998           1997          1996        1995        1994
                                                                ----           ----          ----        ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning of year.......................  $    28.63      $  24.14      $  22.16    $  19.68    $  23.26
                                                             ----------      --------      --------    --------    --------
  Net investment income/(loss).............................       (0.07)        (0.06)         0.03        0.05        0.07
  Net realized and unrealized gain/(loss) on investments...        8.58         10.34          4.27        6.39       (0.86)
                                                             ----------      --------      --------    --------    --------
  Total from investment operations.........................        8.51         10.28          4.30        6.44       (0.79)
                                                             ----------      --------      --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income....................................          --         (0.00)(a)     (0.02)      (0.05)      (0.08)
  In excess of net investment income.......................          --         (0.00)(a)        --          --       (0.01)
  Net realized gain on investments.........................       (1.74)        (5.79)        (2.30)      (3.91)      (2.39)
  In excess of net realized gains..........................       (0.00)(a)     (0.00)(a)        --          --       (0.31)
                                                             ----------      --------      --------    --------    --------
  Total distributions......................................       (1.74)        (5.79)        (2.32)      (3.96)      (2.79)
                                                             ----------      --------      --------    --------    --------
  NET ASSET VALUE, END OF PERIOD...........................  $    35.40      $  28.63      $  24.14    $  22.16    $  19.68
                                                             ==========      ========      ========    ========    ========
  Total return+............................................       29.8%         42.6%         19.4%       32.7%       (3.4)%
                                                             ==========      ========      ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's).....................  $1,864,556      $943,985      $609,405    $533,041    $482,471
  Ratio of net investment income/(loss) to average net
    assets.................................................     (0.33)%       (0.23)%          0.12%      0.22%       0.31%
  Ratio of operating expenses to average net assets........       1.41%         1.43%         1.43%       1.44%       1.36%
  Portfolio turnover rate..................................         40%           83%           88%        140%         40%

---------------

 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE GABELLI GROWTH FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas
New York, New York
February 25, 1999

                  1998 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1998, the Fund paid to shareholders, on December 28, 1998, long term capital gains totaling $1.745 per share. The Fund did not make an ordinary income distribution (comprised of net investment income and short term capital gains) in 1998.

        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Asset Management
  Inc.

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University

Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.

James P. Conn                   Anthonie C. van Ekris
Former Chief Investment         Managing Director
  Officer                       BALMAC International, Inc.
Financial Security Assurance
Holdings Ltd.

              OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager

James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Growth Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.

---------------------------------------

                                            [THE GABELLI GROWTH FUND LOGO]

                                         THE
                                         GABELLI
                                         GROWTH
                                         FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998